UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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The Hartford Income Shares Fund, Inc.
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November 21, 2008

The Hartford Income Shares Fund, Inc.

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of the Shareholders (the "Meeting") of The Hartford Income Shares Fund, Inc. (the "Company"). The Meeting will take place on January 13, 2009 at 10:00 a.m. Eastern Time at the offices of Hartford Life Insurance Company, 200 Hopmeadow Street, Simsbury, Connecticut 06089.

At the Meeting, shareholders will be asked to vote on the matters listed in the attached Notice of Annual Meeting of Shareholders. As explained in the enclosed Proxy Statement, the purpose of the Meeting is (1) to elect members of the Board of Directors of the Company; (2) to ratify the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending July 31, 2009; and (3) to transact such other business as may properly come before the Meeting.

We request that you complete the enclosed Proxy Card for the upcoming Meeting. The Company's Board of Directors has reviewed and approved these proposals and recommends that you vote FOR each proposal. The enclosed Proxy Statement provides more information on these proposals. Please read it carefully and return your completed, dated and signed Proxy Card in the enclosed, addressed, postage-paid envelope, or take advantage of the telephonic or Internet voting procedures described in the Proxy Statement. Your vote is important. If you have any questions in connection with these materials please call us at 1-888-483-0972.

Very truly yours,

John C. Walters
President

THE HARTFORD INCOME SHARES FUND, INC.
500 Bielenberg Drive,
Woodbury, Minnesota 55125

Mailing Address: P.O. Box 219812,
Kansas City, Missouri 64121-9812

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of the Shareholders (the "Meeting") of The Hartford Income Shares Fund, Inc. (the "Company") will be held on January 13, 2009 at 10:00 a.m. Eastern Time at the offices of Hartford Life Insurance Company, 200 Hopmeadow Street, Simsbury, Connecticut 06089 for the following purposes:

1.  To elect a Board of Directors consisting of the ten nominees described in the attached Proxy Statement.

2.  To ratify the selection by the Board of Directors of the Company of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending July 31, 2009.

3.  To transact such other business as may properly come before the Meeting.

The Board of Directors of the Company recommends approval of each item listed in this notice. Shareholders of record on November 14, 2008 are entitled to notice of and to vote at the Meeting.

Your attention is directed to the attached Proxy Statement. YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE, OR TAKE ADVANTAGE OF THE TELEPHONIC OR INTERNET VOTING PROCEDURES DESCRIBED IN THE PROXY STATEMENT, IN ORDER TO SAVE THE COMPANY ANY FURTHER SOLICITATION EXPENSE. An addressed envelope for which no postage is required is enclosed.

By order of the Board of Directors,

Edward P. Macdonald
Secretary

Dated: November 21, 2008

THE HARTFORD INCOME SHARES FUND, INC.
500 Bielenberg Drive, Woodbury, Minnesota 55125
Mailing Address: P.O. Box 219812, Kansas City, Missouri 64121-9812

PROXY STATEMENT

NOVEMBER 21, 2008

The enclosed Proxy Card is solicited by the Board of Directors of The Hartford Income Shares Fund, Inc. (the "Company") in connection with the Annual Meeting of the Shareholders (the "Meeting") of the Company to be held on January 13, 2009 at 10:00 a.m. Eastern Time at the offices of Hartford Life Insurance Company ("Hartford Life"), 200 Hopmeadow Street, Simsbury, Connecticut 06089 and at any adjournment(s) or postponement(s) of the Meeting. The approximate mailing date of this Proxy Statement is on or about November 24, 2008.

Shareholders may revoke authority to vote their shares by giving written notice of revocation to the Secretary of the Company, by executing a superseding Proxy Card or by voting in person at the meeting. Unless revoked at or prior to the Meeting, properly executed Proxy Cards that have been returned by shareholders without instructions will be voted "for" each proposal. Where shareholders have specified a choice on the Proxy Card, those shareholders' shares will be voted or withheld from voting in accordance with the shareholders' choices. With regard to Proposal I, the election of directors, votes may be cast for all nominees or for all nominees except those indicated, or withheld for all nominees. Abstentions may be specified for Proposal II, the ratification of the independent registered public accounting firm. With respect to Proposal II, abstentions and broker non-votes (Proxy Cards received by the Company from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretion to vote on a particular matter) will be counted as present for purposes of determining whether a quorum of shares is present at the Meeting, and will have the same effect as a vote "against" such item. So far as the Board of Directors is aware, no matters other than those described in this Proxy Statement will be acted upon at the Meeting. Should any other matters properly come before the Meeting calling for a vote of shareholders, the persons named as proxies intend to vote upon such matters according to their best judgment.

In addition to completing, signing and returning the enclosed Proxy Card, shareholders are also able to vote by touchtone telephone or by Internet by following the instructions included with the Proxy Card accompanying this Proxy Statement. To vote by Internet or by telephone, shareholders can access the website or call the toll-free number listed on the Proxy Card and will need the "control number" that appears on the Proxy Card. After inputting this number, shareholders will be prompted to provide their voting instructions on the proposals. Shareholders will have an opportunity to review the voting instructions and make any necessary changes before submitting the voting instructions and terminating the telephone call or Internet link.

Only those shareholders who own shares as of the close of business on November 14, 2008 (the "Record Date") may vote at the Meeting or any adjournment(s) or postponement(s) of the Meeting. As of the Record Date, there were issued and outstanding 13,059,734.726 common shares, with a par value of $0.001 per share. Common shares represent the only class of securities of the Company. Each shareholder is entitled to one vote for each share held. As a shareholder, you will not have appraisal rights in connection with the proposals described in this Proxy Statement.

The presence, either in person or by proxy, of shareholders owning a majority of shares of the Company entitled to vote at the Meeting shall constitute a quorum. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to act upon any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of votes. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation, and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy.

Copies of the Company's most recent annual report and semi-annual report are available upon request. If you would like to receive a copy, please contact the Company at P.O. Box 219812, Kansas City, MO 64121-9812 or call 1-888-483-0972, and a copy will be sent, without charge, by first class mail within three business days of your request.

SHARE OWNERSHIP

The following table sets forth the dollar range of equity securities beneficially owned by each director of the Company or nominee for election as a director of the Company and on an aggregate basis in any registered investment companies overseen by the director or nominee within the Hartford Fund Family* as a group, as of September 30, 2008.

Name of Director	Dollar Range of Equity Securities in the Company	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in the Hartford Fund Family*
Non-Interested Directors
Lynn S. Birdsong	None	Over $100,000
Robert M. Gavin, Jr.	None	Over $100,000
Duane E. Hill	None	Over $100,000
Sandra S. Jaffee	None	$10,001-$50,000
William P. Johnston	None	Over $100,000
Phillip O. Peterson	None	$50,001-$100,000
Lemma W. Senbet	None	$50,001-$100,000
Interested Directors
Thomas M. Marra	None	Over $100,000
Lowndes A. Smith	None	Over $100,000
John C. Walters	None	Over $100,000

*  The Hartford Fund Family currently consists of four open-end investment companies, consisting of 103 portfolios, and one closed-end investment company.

As of September 30, 2008, to the knowledge of the Company's management, the directors and officers as a group owned less than 1% of the outstanding shares of the Company. As of this date, no person, to the knowledge of Company management, owned beneficially more than 5% of the outstanding shares of the Company.

As of September 30, 2008, none of the non-interested directors (or their immediate family members) had share ownership in securities of the Company's investment adviser, or in an entity controlling, controlled by or under common control with the investment adviser of the Company (not including registered investment companies).

PROPOSAL I
ELECTION OF DIRECTORS

At the Meeting, shareholders will be asked to elect ten members to the Company's Board of Directors. All of the nominees currently serve as directors of the Company. John C. Walters was appointed to the Board effective November 6, 2008. All other nominees have previously been elected to the Board and are standing for re-election.

Pertinent information regarding each nominee's principal occupation and business experience during at least the past five years, number of portfolios overseen and other directorships held is set forth below. The mailing address of each nominee is c/o the Secretary of The Hartford Income Shares Fund, Inc., 200 Hopmeadow Street, Simsbury, Connecticut 06089.

Nominees for Election as Non-Interested Directors

Name and Age	Position Held with the Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Last 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
LYNN S. BIRDSONG[2] (age 62)	Director	Since 2003
			Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent Director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested Director of The Japan Fund. Mr. Birdsong is also a Director of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.	104	Mr. Birdsong is an Independent Director of The Japan Fund

Name and Age	Position Held with the Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Last 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
ROBERT M. GAVIN[1,2] (age 68)	Director and Chairman of the Board	Director since 1986 Chairman of the Board since 2004	Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community; and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota. Dr. Gavin is also a Director and Chairman of the Board of Directors of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.	104	None
DUANE E. HILL[2] (age 63)	Director	Since 2002	Mr. Hill is a Partner with TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies. Mr. Hill is also a Director of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.	104	None

Name and Age	Position Held with the Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Last 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
SANDRA S. JAFFEE[1,2] (age 66)	Director	Since 2005
			Ms. Jaffee is Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and CEO of Citibank's Global Securities Services (1995-2003). Ms. Jaffee is also a Director of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.	104	None

Name and Age	Position Held with the Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Last 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
WILLIAM P. JOHNSTON[1,2] (age 64)	Director	Since 2005
			In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July of 2006, Mr. Johnston was elected to the Board of Directors of Multiplan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group, Inc. in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman. Mr. Johnston is also a Director of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.	104
					Mr. Johnston is a member of the supervisory Board of Fresenius Medical Care AG & Co. KGaA. Mr. Johnston is also a member of the Boards of Directors of HCR- ManorCare, Inc., LifeCare Holdings, Inc. and Multiplan, Inc.
PHILLIP O. PETERSON[1,2] (age 63)	Director	Since 2000	Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds. Mr. Peterson is also a Director of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.	104	Mr. Peterson is a member of the Board of Trustees of William Blair Funds.

Name and Age	Position Held with the Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Last 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
LEMMA W. SENBET[2] (age 62)	Director	Since 2005
			Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was a director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service. Dr. Senbet is also a Director of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.	104	None

*  Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders of the Company is held and his or her successor is elected and qualifies.

1  Member of the Audit Committee of the Company.

2  Member of the Nominating Committee of the Company.

Nominees for Election as Interested Directors

Name and Age	Position Held with the Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Last 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
THOMAS M. MARRA** (age 50)	Director	Since 2002
			Mr. Marra has served as President and Chief Operating Officer of The Hartford Financial Services Group, Inc. ("The Hartford") since 2007. Mr. Marra is also a member of the Board of Directors for The Hartford and currently serves as Director of Hartford Life, Inc. ("HL, Inc."). Mr. Marra served as Chief Operating Officer of Hartford Life Insurance Company, Inc. ("Hartford Life") (2002-2007), as President of Hartford Life, (2000-2007) and as Director of Hartford Life's Investment Products Division from 1998-2000. Mr. Marra also serves as a Director of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. and served as Chairman of the Board of these companies and of the Company from 2002 to 2004.	104	Mr. Marra is a Director of The Hartford and Hartford Life, Inc.
LOWNDES A. SMITH** (age 69)	Director	Since 2002	Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith is also a Director of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.	104	Mr. Smith is a Director of White Mountains Insurance Group, Ltd. and One Beacon Insurance.

Name and Age	Position Held with the Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Last 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
JOHN C. WALTERS (age 46)**	Director	Since 2008***
			Mr. Walters currently serves as President, Chief Executive Officer and Director of Hartford Life, Inc. ("HL, Inc."). Mr. Walters previously served as President of the U.S. Wealth Management Division of HL, Inc., as Co-Chief Operating Officer of Hartford Life Insurance Company and as Executive Vice President and Director of its Investment Products Division (2000-2007). Mr. Walters also serves as Chairman of the Board, Chief Executive Officer, President and Director of Hartford Life Insurance Company and as Executive Vice President of The Hartford. In addition, Mr. Walters is the Chief Executive Officer and President of Hartford Investment Financial Services, LLC and the Chief Executive Officer, President and Manager of HL Investment Advisors, LLC. Additionally, Mr. Walters serves as President, Chief Executive Officer and Director of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.	104	Mr. Walters is a Director of Hartford Life Insurance Company and Hartford Life, Inc.

*  Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders of the Company is held and his or her successor is elected and qualifies.

**  Denotes the nominee is an interested person of the Company, as defined in the Investment Company Act of 1940, as amended. Mr. Marra and Mr. Walters are interested directors due to positions they hold with affiliates of the Company. Mr. Smith is an interested director because he owns stock of the parent company of HIFSCO.

***  Mr. Walters was appointed to the Board of Directors for The Hartford Income Shares Fund, Inc., The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. in November 2008.

The Board of Directors recommends that shareholders vote in favor of the ten individuals listed as nominees for election to serve as directors of the Company. A plurality of the votes properly cast in person or by proxy at the Meeting is required for the election of directors. This means that the ten nominees receiving the highest number of "for" votes, but not necessarily the majority of the votes, will be elected. Unless otherwise instructed, the proxies will vote all properly executed Proxy Cards "for" the ten nominees. All of the nominees have consented to serve as directors if elected. In the event any of the nominees are not candidates for election at the Meeting, the proxies may vote for such other persons according to their best judgment.

PROPOSAL II
RATIFICATION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Investment Company Act of 1940, as amended, (the "1940 Act") provides that every registered investment company shall be audited at least once each year by independent public accountants selected by a majority of the directors of the investment company who are not "interested persons" of the investment company or of its investment adviser, as that term is defined in the 1940 Act. The 1940 Act provides that the selection may be submitted for ratification or rejection by the shareholders at an annual meeting.

On November 5-6, 2008, the Board of Directors of the Company, upon the recommendation of the Audit Committee, determined to select the firm of Ernst & Young LLP ("E&Y") as independent registered public accounting firm for the Company for the fiscal year ending July 31, 2009. E&Y served as independent registered public accounting firm for the Company for the fiscal years ended July 31, 2008, July 31, 2007 and July 31, 2006.

The Board of Directors recommends that shareholders vote in favor of the ratification of E&Y as the independent registered public accounting firm for the Company. The affirmative vote of a majority of the shares represented at the Meeting provided at least a quorum (more than 50% of the outstanding shares) is represented in person or by proxy, is sufficient for the ratification of the selection of the independent registered public accounting firm. Unless otherwise instructed, the proxies will vote for the ratification of the selection of E&Y as the Company's independent registered public accounting firm.

MANAGEMENT COMPENSATION

The Company pays no compensation to any director or officer who is an officer or employee of The Hartford, HIFSCO, Hartford Administrative Services Company ("HASCO"), Hartford Life or any affiliated company. During the fiscal year ended July 31, 2008, the Company paid a fee to each director who is not an officer or employee of The Hartford, HIFSCO, HASCO, Hartford Life or any affiliated company.

The following table sets forth the compensation that each director (or nominee for director) received during the fiscal year ended July 31, 2008 from the Company and the entire Hartford fund complex.

Name of Person, Position	Aggregate Compensation from the Company	Pension or Retirement Benefits Accrued as Part of Company Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from the Company and Fund Complex* Paid to Director
Non-Interested Directors
Lynn S. Birdsong, Director	$146	$0	$0	$182,500
Robert M. Gavin, Jr. Director	$205	$0	$0	$256,000
Duane E. Hill, Director	$128	$0	$0	$160,000
Sandra S. Jaffee, Director	$124	$0	$0	$155,000
William P. Johnston, Director	$149	$0	$0	$186,000
Phillip O. Peterson, Director	$148	$0	$0	$185,000
Lemma W. Senbet, Director	$120	$0	$0	$150,000
Interested Directors
Thomas M. Marra, Director	$0	$0	$0	$0
Lowndes A. Smith, Director	$144	$0	$0	$180,000
John C. Walters, Director	$0	$0	$0	$0

*  During the fiscal year ended July 31, 2008, five registered investment companies in the fund complex paid compensation to some or all of the directors.

BOARD MEETINGS, COMMITTEES AND OTHER RELATED
MATTERS

The Board of Directors of the Company has established an Audit Committee, a Compliance Committee, an Investment Committee and a Nominating Committee. The Company does not have a standing compensation committee. However, the Nominating Committee is responsible for making recommendations to the Board of Directors regarding the compensation of the independent members of the Board of Directors. The Board of Directors has adopted written charters for each committee. A copy of the charter for the Audit Committee will be available on the Company's website (www.hartfordinvestor.com), and was included in the Company's proxy statement for its 2007 annual meeting.

During the Company's fiscal year ended July 31, 2008, there were 7 meetings of the Board of Directors, 6 meetings of the Audit Committee, 4 meetings of the Investment Committee and 4 meetings of the Compliance Committee. The Nominating Committee did not meet during this timeframe. Each director attended (either in person or by telephone) 75% or more of the total number of meetings of the Board and of the Committees on which the director served. Company policy adopted in November 2004 provides that at least one director will attend each annual meeting of shareholders. David M. Znamierowski, then a director of the Company, attended last year's annual meeting held on January 8, 2008.

Shareholders wishing to communicate with members of the Board of Directors may submit a written communication directed to the Board of Directors in care of the Secretary of The Hartford Income Shares Fund, Inc., 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The Audit Committee

The Audit Committee currently consists of Robert M. Gavin, Sandra S. Jaffee, William P. Johnston and Phillip O. Peterson. Each member of the Audit Committee is considered to be "independent" within the meaning of the rules of the New York Stock Exchange.

The purposes and scope of responsibilities of the Audit Committee are to (1) oversee the Company's accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of the service providers; (2) prepare any Audit Committee reports required by the Securities and Exchange Commission for inclusion in annual proxy statements; (3) act as liaison between the Company's independent registered public accounting firm and the full Board of Directors; (4) assist the Board in its oversight of: the quality, objectivity and integrity of the Company's financial statements and the independent audit thereof; the Company's compliance with legal and regulatory requirements; the qualifications and independence of the Company's independent registered public accounting firm; and the performance of the internal audit function related to the Company and the performance of the independent registered public accounting firm; (5) pre-approve all audit and non-audit services that the independent registered public accounting firm provides to the Company; and (6) pre-approve any engagement of the independent registered public accounting firm to provide non-audit services to any Service Affiliate (defined below) during the period of the independent registered public accounting firm's engagement to provide audit services to the Company, if the non-audit services to the Service Affiliate directly impact the Company's operations and financial reporting. The Company's independent registered public accounting firm shall report directly to the Audit Committee. The Audit Committee shall report regularly to the Board of Directors.

Management is responsible for maintaining appropriate systems for accounting. The Company's independent registered public accounting firm is responsible for conducting a proper audit of the Company's financial statements and is ultimately accountable to the Audit Committee. The Audit Committee has the ultimate authority and responsibility to select (subject to ratification by the non-interested directors and Company shareholders) and evaluate the Company's independent registered public accounting firm, to determine the compensation of the Company's independent registered public accounting firm and, when appropriate, to replace the Company's independent registered public accounting firm.

Report Of The Audit Committee

The Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company's financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 114 (Communications with Audit Committees).

The Company's independent registered public accounting firm also provided to the Audit Committee certain written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent registered accounting firm the firm's independence.

Based upon the Audit Committee's discussion with management and E&Y, and the Audit Committee's review of the representation of management and the report of E&Y to the Audit Committee, the Audit Committee approved the inclusion of the Fund's Audited Financial Statements in the Fund's annual report filed with the Securities and Exchange Commission.

The Audit Committee

Robert M. Gavin
Sandra S. Jaffee
William P. Johnston
Phillip O. Peterson

The Compliance Committee

The Company has established a Compliance Committee, which is responsible for, among other things, assisting the Board of Directors in its oversight of the implementation by the Company of policies and procedures that are reasonably designed to prevent the Company from violating the federal securities laws. The members of the Compliance Committee are Robert M. Gavin, Sandra S. Jaffee, William P. Johnston, Thomas M. Marra and Phillip O. Peterson.

The Investment Committee

The Company has established an Investment Committee, which assists the Board of Directors in its oversight of the Company's investment performance and related matters. The members of the Investment Committee are Lynn S. Birdsong, Duane E. Hill, Lemma W. Senbet, Lowndes A. Smith and John C. Walters.

The Nominating Committee

The Nominating Committee currently consists of all non-interested directors of the Company. The function of the Nominating Committee is to screen and nominate non-interested candidates to the Board of Directors. In addition, the Nominating Committee periodically reviews and evaluates the compensation of the independent members of the Board of Directors and each of its committees. The Nominating Committee makes recommendations to the Board of Directors regarding the compensation of, and expense reimbursement policies and retirement policies with respect to, the independent members of the Board of Directors and each committee.

The Nominating Committee will consider nominees for non-interested directors recommended by shareholders if a vacancy among the non-interested directors occurs and if the nominee meets the Committee's criteria. Shareholders wishing to submit recommendations for nominees must send a letter to the chairperson of the Nominating Committee, in care of the Secretary of The Hartford Income Shares Fund, Inc., 200 Hopmeadow Street, Simsbury, Connecticut 06089 and must include, at a minimum: (1) the shareholder's contact information; (2) the nominee's contact information, the nominee's resume or curriculum vitae, and the number of Company shares owned by the proposed nominee; (3) a statement as to whether the nominee is an "interested person" of the Company as defined in Section 2(a)(19) of the 1940 Act, and appropriate documentation to support the statement; (4) all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A of the Securities Exchange Act of 1934; and (5) a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in the Company's proxy statement, if so designated by the Nominating Committee and the Company's Board

of Directors. A shareholder nominee recommendation must be received by the Nominating Committee within a reasonable time period prior to the proxy submission. A shareholder or shareholder group may not submit for consideration a nominee who has previously been considered by the Nominating Committee. Candidates submitted by shareholders are evaluated according to the same criteria as other non-interested director candidates. The Nominating Committee has not received a recommended nominee from an eligible shareholder or shareholder group who individually, or in the aggregate, beneficially owned more than 5% of the Company's voting shares for at least one year.

The Nominating Committee may, from time to time, engage the services of an independent consultant to identify and screen suitable prospective director candidates.

Care is given to ensure that the individual members of the Board of Directors bring to their deliberations education, work and personal experiences that would improve the value provided to the shareholders. The following criteria for nominees generally are considered as a minimum requirement for consideration as a non-interested director:

•  Fifteen (15) years business or academic experience in a management, administrative, or other oversight capacity;

•  College degree or business experience equivalent to a college degree;

•  At least one non-interested director should have an investment background and at least one director should have a financial/accounting background;

•  Personal accomplishments that would provide ready acceptance by shareholders that the individual is capable of representing their interests;

•  An ability to invest in Hartford funds;

•  A person able to think through and discuss complicated regulatory and financial issues and arrive at reasonable decisions on these issues on behalf of the shareholders;

•  A person of high ethical standards;

•  Must meet minimum standards set out in the Fund's audit committee charter; and

•  Must be "financially literate" as that term is defined under New York Stock Exchange rules. For these purposes, this means the ability to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. Directors who have limited familiarity with finance can achieve such "literacy" through Company-sponsored training programs.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Upon the recommendation of the Audit Committee, the Board of Directors selected E&Y as independent registered public accounting firm of the Company for the fiscal year ending July 31, 2009. E&Y served as independent registered public accounting firm of the Company for the fiscal years ended July 31, 2008, July 31, 2007 and July 31, 2006.

Audit Fees. Audit Fees are fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements. The aggregate fees billed by E&Y for professional services rendered for the audit of the Company's annual financial statements for the fiscal years ended July 31, 2007 and July 31, 2008 were $39,300 and $40,200, respectively.

Audit-Related Fees. Audit-Related Fees are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under "Audit Fees." No fees were billed by E&Y for professional services rendered that are related to the audit of the Company's annual financial statements but not reported under "Audit Fees" above for the fiscal years ended July 31, 2007 and July 31, 2008. Aggregate fees in the amount of $28,500 for the fiscal year ended July 31, 2007 and $28,551 for the fiscal year ended July 31, 2008 were billed by E&Y to HIFSCO, and any entity controlling, controlled by, or under common control with HIFSCO (collectively, "Service Affiliates") that provides ongoing services to the Company, relating to the operations and financial reporting of the Company. These fees relate to an annual review of internal controls, as required by regulation, for HASCO, an affiliate which provides transfer agency services to the Company and over 50 other mutual funds in the Hartford Fund Family.

Tax Fees. Tax Fees are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews. The aggregate fees billed by E&Y for professional services rendered for tax compliance, tax advice and tax planning to the Company for the fiscal years ended July 31, 2007 and July 31, 2008 were $3,650 and $3,800, respectively. No fees were billed by E&Y for such services rendered to Service Affiliates that provide ongoing services to the Company, relating to the operations and financial reporting of the Company and subject to pre-approval by the Audit Committee, for the fiscal years ended July 31, 2007 and July 31, 2008.

All Other Fees. All Other Fees are fees related to services other than those reported above under "Audit Fees," "Audit-Related Fees" and "Tax Fees." No fees were billed by E&Y for professional services rendered for products and services other than those described above for the fiscal years ended July 31, 2007 and July 31, 2008, nor were any fees billed by E&Y for such services rendered to Service Affiliates that provide ongoing services to the Company, relating to the operations and financial reporting of the Company and subject to pre-approval by the Audit Committee, for those fiscal years, other than those described above.

For the fiscal years ended July 31, 2007 and July 31, 2008, no services described under "Audit-Related Fees," "Tax Fees" or "All Other Fees" were approved pursuant to the de minimis exception.

The Audit Committee has considered whether the services described above are compatible with maintaining E&Y's independence. The Audit Committee has also considered whether the provision of all other non-audit services rendered to Service Affiliates that provide ongoing services to the Company, is compatible with maintaining E&Y's independence. The Audit Committee has adopted pre-approval policies and procedures which govern the ways in which the Audit Committee will pre-approve audit and various categories of non-audit services that the independent registered public accounting firm provides to the Company and to Service Affiliates that provide ongoing services to the Company. In accordance with this policy, the Audit Committee has given its approval for the provision of audit services by E&Y for the fiscal year ending July 31, 2009 and has also given its pre-approval for the provision by E&Y of certain types of audit-related, tax and permitted non-audit services. Services which have not received pre-approval must receive specific approval by the Audit Committee. The Audit Committee is informed of each such engagement in a timely manner, and such procedures do not include delegation of the Audit Committee's responsibilities to management. Pre-approval has not been waived with respect to services described above under "Audit-Related Fees," "Tax Fees" and "All Other Fees," since the pre-approval procedures were adopted by the Audit Committee.

The aggregate non-audit fees billed by E&Y for services rendered to the Company and to Service Affiliates that provide ongoing services to the Company, for the fiscal years ended July 31, 2007 and July 31, 2008, amounted to $969,519 and $1,056,903, respectively. Services were for tax consulting, actuarial and business advisory services throughout the periods.

Representatives of E&Y are not expected to be present at the Meeting, but will be given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

EXECUTIVE OFFICERS OF THE COMPANY

Information about each executive officer's position and term of office with the Company and business experience during at least the past five years is set forth below. The executive officers receive no compensation from the Company. Instead, Hartford Life or its affiliates pays the executive officers. The mailing address of each executive officer is c/o the Secretary of The Hartford Income Shares Fund, Inc., 200 Hopmeadow Street, Simsbury, Connecticut 06089.

Name, Age and Address	Position Held with the Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years
JOHN C. WALTERS (age 46)	President and Chief Executive Officer	Since 2007	Mr. Walters currently serves as President, Chief Executive Officer and Director of Hartford Life, Inc. ("HL, Inc."). Mr. Walters previously served as President of the U.S. Wealth Management Division of HL, Inc., as Co-Chief Operating Officer of Hartford Life Insurance Company and as Executive Vice President and Director of its Investment Products Division (2000-2007). Mr. Walters also serves as Chairman of the Board, Chief Executive Officer, President and Director of Hartford Life Insurance Company and as Executive Vice President of The Hartford. In addition, Mr. Walters is the Chief Executive Officer and President of Hartford Investment Financial Services, LLC ("HIFSCO") and the Chief Executive Officer, President and Manager of HL Investment Advisors, LLC ("HL Advisors"). Additionally, Mr. Walters serves as President, Chief Executive Officer and Director of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.
TAMARA L. FAGELY (age 50)	Vice President, Treasurer and Controller	Treasurer since 1993 Vice President since 1996 Controller since 2001	Ms. Fagely has been a Vice President of Hartford Administrative Services Company ("HASCO") since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition she is Controller and Chief Financial Officer of HIFSCO. In addition, Ms. Fagely serves as Vice President, Controller, and Treasurer of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Name, Age and Address	Position Held with the Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years
EDWARD P. MACDONALD (age 41)	Vice President, Secretary and Chief Legal Officer	Since 2005	Mr. Macdonald serves as Assistant General Counsel and Assistant Vice President of The Hartford and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President of HASCO, Assistant Vice President of Hartford Life Insurance Company, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999. Additionally, Mr. Macdonald serves as Vice President, Secretary and Chief Legal Officer for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.
DENISE A. SETTIMI (age 48)	Vice President	Since 2005	Ms. Settimi currently serves as Chief Operating Officer and Assistant Vice President of HASCO. She is also Assistant Vice President of HIFSCO and Hartford Life Insurance Company. Previously, Ms. Settimi was with American Express Financial Advisors, where she was Director of Retirement Plan Services from 1997 to 2003. In addition, she is a Vice President of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.
ROBERT M. ARENA, JR. (age 40)	Vice President	Since 2006	Mr. Arena serves as Executive Vice President of Hartford Life and heads its Retail Product Group in the Individual Markets Group segment. He is also Director and Senior Vice President of HASCO, Manager and Senior Vice President/Business Line Principal of HIFSCO and Manager and Senior Vice President of HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996. In addition, Mr. Arena is Vice President of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Name, Age and Address	Position Held with the Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years
THOMAS D. JONES III (age 43)	Vice President and Chief Compliance Officer	Since 2006	Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) ("MLIM"), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments. In addition, Mr. Jones is Vice President and Chief Compliance Officer The Hartford Mutual Funds, Inc., The Hartford Mutual Funds, II, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.
VERNON J. MEYER (age 44)	Vice President	Since 2006	Mr. Meyer serves as Senior Vice President of Hartford Life and Director of its Investment Advisory Group in the Individual Markets Group segment. He also serves as Senior Vice President of HIFSCO and HL Advisors. Prior to joining The Hartford in 2004, Mr. Meyer was with MassMutual which he joined in 1987. In addition, Mr. Meyer is Vice President of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds, II, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.
BRIAN FERRELL (age 45)	AML Compliance Officer	Since 2008	Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006 and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC ("HISC") since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury, (the "Treasury"), from 2001 to 2006 where he served as Chief Counsel for the Treasury's Financial Crimes Enforcement Network, ("FinCEN") from 2005-2006. In addition, Mr. Ferrell is AML Compliance Officer of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds, II, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

*  Term of Office: Each officer may serve until his or her successor is elected and qualifies.

OTHER MATTERS

Management does not intend to present any business to the Meeting not mentioned in this Proxy Statement and currently knows of no other business to be presented. If any other matters are brought before the Meeting, the persons named as proxies will vote on such matters in accordance with their judgment of the best interests of the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, and Section 30(h) of the 1940 Act, as applied to the Company, require the Company's Officers, Directors, HIFSCO, certain affiliates of HIFSCO and persons who beneficially own more than 10% of the Company's outstanding securities ("Reporting Persons"), to electronically file reports of ownership of the Company's securities and changes in such ownership with the SEC and the NYSE. Such persons are required by SEC regulations to furnish the Company with copies of all such filings.

Based solely on its review of the copies of such forms received by it and written representations from certain Reporting Persons that no year-end reports were required for those persons, the Company believes that during the fiscal year ended July 31, 2008, except as noted, the Reporting Persons complied with all applicable filing requirements. Mark Annoni, Barbara Keller, Teresa Matter, Brenda Page, Colleen Pernerewski, Kevin Scarrozzo and Denise Settimi did not timely file an initial Form 3 with respect to the Company. Each person above has filed an initial Form 3, and none of those persons reported any ownership of shares of the Company.

ADDITIONAL INFORMATION

Expenses and Methods of Proxy Solicitation

The expenses of preparation, printing and mailing of the enclosed form of proxy, the accompanying Notice and this Proxy Statement will be borne by the Company. The Company will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of shares of common stock of the Company. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, or personal interview by officers of the Company. The Company has retained Computershare Fund Services, 280 Oser Avenue, Hauppauge, New York 11788, to assist in the solicitation of proxies at a cost of approximately $1,215, plus aggregate out-of-pocket expenses of approximately $1,010.

Shareholder Proposals

Proposals of Company shareholders intended to be presented at the annual meeting of shareholders for the fiscal year ending July 31, 2009 must be received at the Company's mailing address by July 28, 2009 in order to be considered for inclusion in the proxy statement for that meeting. Whether a proposal is submitted in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

Shareholder Meetings

To help lower the impact of operating costs, the Company attempts to eliminate mailing duplicate documents to the same address. When two or more Company shareholders have the same last name and address, the Company may send only one prospectus, annual report, semiannual report, general information statement or proxy statement to that address rather than mailing separate documents to each shareholder. Shareholders may opt out of this single mailing at any time by calling the Company at 1-888-483-0972 or writing to the Company at P.O. Box 219812, Kansas City, Missouri 64121-9812 and requesting the additional copies of Company documents. Shareholders sharing a single mailing address who are currently receiving multiple copies of Company documents can request delivery of a single copy instead by calling the same telephone number or writing to the same address.

By order of the Board of Directors,

Edward P. Macdonald
Secretary

[FORM OF PROXY CARD]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs.  Savings which can help minimize solicitation expenses.

It saves Time!  Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy!  Just follow these simple steps:

1.  Read your proxy statement and have it at hand.

2.  Call toll-free 1-866-241-6192,  or go to website: https://vote.proxy-direct.com

3.  Follow the recorded or on-screen directions.

4.  You do not need to mail your Proxy Card when you vote by phone, or Internet.

Please detach at perforation before mailing.

PROXY	THE HARTFORD INCOME SHARES FUND, INC.	PROXY
PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JANUARY 13, 2009

The undersigned appoints Tamara Fagely, Edward Macdonald and Alice Pellegrino or each of them separately with power to act without the other and with the right of substitution in each, the proxies of the undersigned, to vote, as designated herein, all shares of The Hartford Income Shares Fund, Inc. (the “Company”) held of record by the undersigned on November 14, 2008 at the Annual Meeting of Shareholders (the “Meeting”) to be held at the offices of Hartford Life Insurance Company, 200 Hopmeadow Street, Simsbury, Connecticut 06089, on January 13, 2009 at 10:00 a.m., Eastern Time, and at any adjournments or postponements thereof, upon the matters on the reverse, as set forth in the Notice of Annual Meeting of Shareholders and Proxy Statement, with all powers the undersigned would possess if present in person.

By executing this proxy, the undersigned revokes all previous proxies with respect to the Meeting and acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement.  This proxy may be revoked at any time before it is exercised by giving written notice of revocation to the Secretary of the Company, by executing a superseding proxy or by voting in person at the Meeting.

 VOTE VIA THE TELEPHONE: 1-866-241-6192

 VOTE VIA THE INTERNET: www.proxy-direct.com

999 9999 9999 999

Note:  Please sign exactly as name appears to the left.  When signing as attorney, executor, administrator, trustee or guardian, please provide full title as such.  If signing for a corporation, please sign in full corporate name by authorized person.  If signing for a partnership, please sign in partnership name by authorized  person.

Signature

Signature (if held jointly)

, 2009

Date	HTFIS_19567A

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR

PROXY TODAY

Please detach at perforation before mailing.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH BELOW.  IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED “FOR” SUCH MATTER.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any adjournments or postponements of the Meeting.  If you wish to vote in accordance with the Board of Directors’ recommendation, simply sign and date this Proxy Card and return it in the envelope provided.

PLEASE MARK VOTES AS IN THIS EXAMPLE:

1.	To elect the following nominees as Directors of the Company.
				FOR	WITHHOLD	FOR ALL
	01. L. S. Birdsong	02. R. M. Gavin	03. D. E. Hill	ALL	ALL	EXCEPT
	04. S. S. Jaffee	05. W. P. Johnston	06. P. O. Peterson	☐	☐	☐
	07. L. W. Senbet	08. T. M. Marra	09. L. A. Smith
10. J. C. Walters

INSTRUCTIONS: To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line below.

				FOR	AGAINST	ABSTAIN

2.	Proposal to ratify the selection by the Board of Directors of the Company of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year ending July 31, 2009.			☐	☐	☐

PLEASE VOTE, SIGN, DATE, AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.  THANK YOU!

HTFIS_19567A